SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:    April 5, 1999



                          WASATCH PHARMACEUTICAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        UTAH                           000-22899                 84-0854009
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
 of incorporation)


                    714 East 7200 South, Midvale, Utah 84047
               ---------------------------------------------------
                     (Address of principal executive office)


Registrant's telephone number, including area code:   (801)  566-9688
                                                      ----------------

                                       N/A
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS


Summary

         On March 3, 1999, Wasatch Pharmaceutical, Inc., a Utah corporation (the "Company") entered into a Financial Consulting Agreement with The Vector Group, LLC, a California Limited Liability Company, ( "Vector"), wherein Vector has agreed to perform investment banking services including:
         Creating and executing plans for the financing of the expansion and growth of the operations of the Company, including public or private offerings of the Company's securities.
         The Vector Group will receive 1,500,000 shares of common stock as compensation.

 (c) (1) Exhibits. The following exhibits are included as part of this report:

                  SEC
Exhibit           Reference
Number   Number   Title of Document                                Location
-------  ------   --------------------------------------------     --------
 10.01    10      Agreement between The Vector Group               This filing
                  and Wasatch Pharmaceutical, Inc. dated
                  March 3, 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                 WASATCH PHARMACEUTICAL, INC.


Date:   April 5, 1999                            /s/  David K. Giles
                                                 -----------------------

                                                 David K. Giles, Secretary